BBH Core Select
class n shares (“BBTEX”)

SUPPLEMENT DATED JULY 14, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2010, AS REVISED MAY 18, 2010

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

The following is added at the end of the section entitled “INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES” on page 18 of the SAI.

The Investment Adviser has contractually agreed to limit the total annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund to 1.00%.  The agreement is effective for the period beginning on July 14, 2010 and will terminate on September 30, 2011, unless it is renewed by all parties to the agreement.  The agreement may only be terminated during its term with approval of the Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.